UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2015

CEL-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-11889	84-0916344
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11601 Wilshire Blvd., Sixth Floor Los Angeles, California 90025
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (703) 506-9460

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01    Other Events.

On May 11, 2015, CEL-SCI Corporation (“CEL SCI” or the “Company”) issued a press release announcing that Spain’s Agency for Medicinal Products and Medicinal Devices has authorized the Company to commence patient enrollment for its ongoing Phase 3 trial of its investigational immunotherapy Multikine (Leukocyte Interleukin, Injection) in patients with advanced primary squamous cell carcinoma of the oral cavity/soft palate, a type of head and neck cancer. Spain is the 22nd country to authorize CEL-SCI’s Phase 3 trial for patient enrollment.

CEL-SCI recently announced it had reached a key milestone of receiving authorization to conduct the Phase 3 study from 21 countries, as originally planned. The Company is aiming to expand the trial into a total of approximately 100 clinical centers in about 25 countries. As of April 30, 2015, 437 patients had been enrolled in the global Phase 3 study.

A copy of the press release is furnished herewith as Exhibit 99.1.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this press release, the words “intends,” “believes,” “anticipated,” “plans” and “expects,” and similar expressions, are intended to identify forward-looking statements. Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause or contribute to such differences include, an inability to duplicate the clinical results demonstrated in clinical studies, timely development of any potential products that can be shown to be safe and effective, receiving necessary regulatory approvals, difficulties in manufacturing any of the Company's potential products, inability to raise the necessary capital and the risk factors set forth from time to time in CEL-SCI Corporation’s filings with the Securities and Exchange Commission, including but not limited to its report on Form 10-K and 10-K/A for the year ended September 30, 2014. The Company undertakes no obligation to publicly release the result of any revision to these forward-looking statements which may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 11, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2015

CEL-SCI CORPORATION

By:	/s/ Patricia B. Prichep
Patricia B. Prichep
Senior Vice President of Operations